UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 11, 2002

                                   ----------

                             SIGA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                      0-23047                13-3864870
 (State or other jurisdiction of   (Commission file number)    (I.R.S. employer
  incorporation or organization)                             identification no.)

    420 Lexington Avenue, Suite 620
           New York, New York                                       10170
(Address of principal executive offices)                          (Zip code)

       Registrant's telephone number, including area code: (212) 672-9100

Item 5. Other Events.

      On March 11, 2002, the registrant issued a press release which is attached to this report as Exhibit 99.1.

                                Index to Exhibits

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press release dated March 11, 2002.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, SIGA Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2002                   SIGA TECHNOLOGIES, INC.


                                       By: /s/ Thomas N. Konatich
                                       Name: Thomas N. Konatich
                                       Title: Acting Chief Executive Officer and
                                              Chief Financial Officer